UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 14, 2020

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-905	PPL Electric Utilities Corporation			23-0959590
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	PPL Corporation
☐	PPL Electric Utilities Corporation

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐	PPL Corporation
☐	PPL Electric Utilities Corporation

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On May 13, 2020, the Secretary of the Pennsylvania Public Utility Commission ("PUC") issued a letter to utilities under the PUC’s jurisdiction regarding the tracking of costs related to COVID-19 and the creation of regulatory assets (Docket No. M-2020-3019775) ("Secretary's Letter").

The Secretary's Letter, among other things (i) directs utilities to track extraordinary, nonrecurring incremental COVID-19-related expenses and to maintain detailed accounting records of those expenses, as well as any possible offsets, and (ii) authorizes utilities to create a regulatory asset for any incremental uncollectible expenses incurred above those embedded in rates since the PUC's March 13, 2020 Emergency Order, which was issued in response to Pennsylvania Governor Tom Wolf's Proclamation of Disaster Emergency in response to the COVID-19 pandemic. Any regulatory asset created under the authorization contained in the Secretary's Letter will be subject to review by the PUC in future proceedings.

While PPL Electric Utilities Corporation ("PPL Electric"), the Pennsylvania-based utility subsidiary of PPL Corporation, has not experienced a material increase in uncollectible expenses to date as a result of COVID-19, PPL Electric will track COVID-19-related costs and expenses as required and will establish a regulatory asset as authorized if such expenses meet the requirements outlined in the Secretary's Letter.

The Secretary's Letter is available on the website of the Pennsylvania Public Utility Commission.

As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President-Finance and Regulatory Affairs and Controller

Dated:  May 14, 2020